UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(Address of principal executive offices)

(Zip Code)

(212) 257-4600

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 22, 2023, Ready Capital Corporation, a Maryland corporation (the “Company”), held its annual meeting of stockholders, solely by means of a virtual meeting conducted live over the internet (the “Annual Meeting”), to vote on the Company’s proposals identified in the Company’s definitive proxy statement (the “Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on July 3, 2023. A summary of voting results with respect to each proposal is set forth below.

Proposal 1. The stockholders elected all twelve director nominees to serve until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualify. The votes with respect to the election of each of the twelve directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Thomas E. Capasse	83,417,575	2,113,546	41,811,014
Jack J. Ross	83,647,900	1,883,221	41,811,014
Frank P. Filipps	83,827,196	1,703,925	41,811,014
Daniel J. Hirsch	79,975,223	5,555,898	41,811,014
Kevin M. Luebbers	84,287,372	1,243,749	41,811,014
Meredith Marshall	84,135,124	1,395,997	41,811,014
Pinkie D. Mayfield	83,553,819	1,977,302	41,811,014
Dominique Mielle	73,720,794	11,810,311	41,811,014
Gilbert E. Nathan	73,705,204	11,825,917	41,811,014
Andrea Petro	83,984,090	1,547,031	41,811,014
J. Mitchell Reese	63,476,441	22,054,680	41,811,014
Todd M. Sinai	73,770,491	11,760,630	41,811,014

Proposal 2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year. The votes with respect to the ratification of the appointment of Deloitte & Touche LLP were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
125,686,124	1,176,150	479,861	0

Proposal 3. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The votes with respect to such approval were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
80,865,180	3,334,299	1,331,642	41,811,014

Proposal 4. The stockholders approved and adopted the Company’s 2023 Equity Incentive Plan. The votes with respect to such approval were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
79,892,083	4,504,191	1,134,847	41,811,014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: August 23, 2023	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer